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                                                                   Exhibit 10.38


                    FORM OF INCENTIVE STOCK OPTION AGREEMENT


     AGREEMENT (this "Agreement") entered into as of the ____ day of __________, ____ by and between WH Holdings (Cayman Islands) Ltd., a Cayman Islands company (the "Company"), and the undersigned employee (the "Employee") of the Company or its Subsidiaries.


     WHEREAS, pursuant to the WH Holdings (Cayman Islands) Ltd. Executive Officer Stock Option Plan (the "Plan"), the Committee designated under the Plan desires to grant to the Employee an option to acquire Common Shares, par value $0.001 per share, of the Company; and


     WHEREAS, the Employee desires to accept such option subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee, intending to be legally bound, hereby agree as follows:

     1. Grant of Option. On the terms and conditions hereinafter set forth, the Company hereby grants to the Employee an option to purchase all (or any part) of ______ Shares (the "Option"). This Option is granted on ____________ , ____ (the "Grant Date"). The Option is intended to be an Incentive Stock Option; provided that in the event all or any portion of the Option fails to comply as an Incentive Stock Option, such portion shall be deemed to be a Non-Statutory Stock Option. This Option is granted pursuant to the Plan, and is governed by the terms and conditions of the Plan. All defined terms used herein, unless specifically defined in this Agreement, have the meanings assigned to them in the Plan.

     2. Exercise Price. The exercise price (the "Exercise Price") for the Shares covered by the Option will be $ _____ per share (such price to be not less than the Fair Market Value of a Share of the Grant Date).

     3. Time of Exercise of Option.

     (a) The Option will become exercisable in quarterly 5% increments beginning on the last day of the calendar quarter during which the Grant Date occurs and each subsequent last day of each following calendar quarter until the Option becomes fully exercisable on the last day of the calendar quarter immediately preceding the fifth anniversary of the Grant Date.

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     (b) Notwithstanding any provision in this Agreement or the Plan to the contrary, unless otherwise approved by a written resolution of the Committee prior to or contemporaneously with the closing of any such transaction, any portion of the Option (whether vested or unvested and whether or not then exercisable) which has not been exercised prior to or in connection with any merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, a Change of Control or the recapitalization, reclassification, liquidation or dissolution of the Company or any other fundamental corporate transaction involving the Company or any of its Subsidiaries with the same or a similar purpose or effect (as determined by the Committee in its sole discretion) shall expire and be cancelled and of no further force and effect effective upon the closing of any such transaction.

     4. Term of Options and Repurchase Rights.

     (a) The Option will expire 10 years from the date hereof, but will be subject to earlier termination as provided below.

     (b) Upon termination:

         (i) the unexercisable portion of the Option hereby granted will terminate on the date of such termination.

         (ii) the exercisable portion of the Option hereby granted will be treated as follows:

              (A) Subject in each case to the repurchase rights described in clause (c) below and the Shareholders' Agreement, if the Employee is terminated for any reason except for Cause, the exercisable portion of the Option hereby granted will be exercisable for thirty days following the termination, unless the Employee terminates employment on account of a disability as defined in Code
Section 22(e) or if the Employee dies, in which case, such Employee, or such Employee's personal representative, respectively, may exercise the exercisable portion of the Option hereby granted for 90 days following the termination of employment on account of disability or the Employee's death.

              (B) If the Employee is terminated for Cause, the exercisable portion of the Option hereby granted will terminate on the date of such termination.

     (c) The Company has the right to repurchase the Shares acquired upon the exercise of Options for a period of 90 days after the Employee terminates

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employment or 90 days after the Shares for which the Option is exercised are acquired, whichever is later. Notwithstanding anything to the contrary in the Shareholders' Agreement, the purchase price per Share payable under Section 6(a) or (b) of the Shareholder's Agreement where such Termination (as defined in the Shareholders' Agreement):

         (i) was due to resignation or for Cause shall be the amount equal to the lesser of: (A) the Fair Market Value at the time of such termination; or (B) the Exercise Price;

         (ii) was without Cause or because of death, retirement or disability shall be the amount equal to the greater of: (A) the Fair Market Value at the time of such termination; or (B) the Exercise Price.

     (d) For purposes of this Agreement, "Cause" shall have the meaning ascribed to such term in any written employment agreement between Employee and the Company or one or more of its Subsidiaries, as the same may be amended or modified from time to time, or if Employee and the Company or one or more of its Subsidiaries are not party to any such written employment agreement, then the Company and its Subsidiaries shall have "Cause" to terminate the Employee's services in the event of any of the following acts or circumstances: (i) commission of a felony, a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company or any of its Subsidiaries; (ii) willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement; (iii) performance of the Employee's duties in a manner that is detrimental to the Company or any of its Subsidiaries, including, but not limited to that which results in, the severe deterioration of the financial performance of the Company or any of its Subsidiaries; (iv) failure to adhere to the directions of the Chief Executive Officer or the Board of Directors, to adhere to the Company's or any of its Subsidiary's policies or practices or to devote substantially all of the Employee's business time and efforts to the business of the Company and its Subsidiaries; (v) breach of any provision of any agreement, including an employment agreement, between the Company or any of its Subsidiaries, on the one hand, and the Employee which covers confidentiality or proprietary information, nonsolicitation or non-competition provisions; or (vi) breach in any material respect of the terms and provisions of the Employee's employment agreement, if any, or any agreement between the Company or any of its Subsidiaries, on the other hand, and the Employee.

     5. Manner of Exercise of Option. The Option may be exercised by delivery, via first class mail, interoffice mail, fax or electronic mail of a Notice of Option Exercise and related forms to the Company stating the number of Shares with respect to which the Option is being exercised and accompanied by payment of the Total Exercise Cost in cash or by check, bank draft or money order payable to the order of the Company

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or, subsequent to an Initial Public Offering, through the delivery to the
Company of an Authorization for Exercise of Options "Cashless" Exercise Form with irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the Total Exercise Cost, subject to such limitations as the Committee may adopt from time to time or by any combination of the above methods of payment.

     6. Non-Transferability. The right of the Employee to exercise the Option (as and when exercisable) may not be assigned or transferred by the Employee other than by will or the laws of descent and distribution. The Option may be exercised and the Shares may be purchased during the lifetime of the Employee only by the Employee (or the Employee's legal representative in the event that the Employee's employment is terminated due to "Disability" within the meaning of Code Section 22(e)). Any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or any levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option, will in each instance be null and void.

     7. Representation Letter and Investment Legend.

     (a) In the event that for any reason the issuance of the Shares to be issued upon exercise of an exercisable Option will not be effectively registered under the 1933 Act, upon any date on which the Option is exercised, the Employee (or the person exercising the Option pursuant to Paragraph 6) will give a written representation to the Company in the form attached hereto as Exhibit A, and the Company will place the legend described in Exhibit A, upon any certificate for the Shares issued by reason of such exercise.

     (b) The Company will be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of Shares.

     8. Adjustments of Shares and Options.

     Subject to Paragraph 7 of the Plan, in the event of any change in the outstanding Shares by reason of an acquisition, spin-off or reclassification, recapitalization or merger, combination or exchange of Shares or other corporate exchange, Change of Control or similar event, the Committee may adjust appropriately the number or kind of Shares or securities subject to the Option and exercise prices related thereto and make such other revisions to the Option as it deems are equitably required.

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     9. No Special Employment Rights. Nothing contained in this Agreement will be construed or deemed by any person under any circumstances to bind the Company or any of its Subsidiaries to continue the employment of the Employee for the period within which this Option may vest or for any other period.

     10. Rights as a Shareholder. The Employee will have no rights as a shareholder with respect to any Shares which may be purchased upon the exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Employee. If at any time during the term of the Option, the Company is advised by its counsel that the Shares are required to be registered under the Securities Act or under applicable state securities laws, or that delivery of the Shares must be accompanied or preceded by a prospectus meeting the requirements of such laws, delivery of Shares by the Company may be deferred until a registration is effective or a prospectus is available or an appropriate exemption from registration is secured.

     11. Withholding Taxes. The Employee hereby agrees, as a condition to any exercise of the Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount"), if any, by (a) authorizing the Company to withhold the Withholding Amount from the Employee's cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided that, to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company may at its election withhold from the Shares delivered upon exercise of the Option that number of Shares having a Fair Market Value as of the date immediately prior to the issuance of such Shares equal to the Withholding Amount.

     12. Execution of Shareholders' Agreement and of Release and Waiver of Rights. The Employee acknowledges that, in connection with his or her prior or future purchase of Shares of the Company, he or she will execute and deliver the Shareholders' Agreement or a joinder or counterpart signature page thereto. The Employee further agrees that all Shares acquired by such Employee upon exercise of the Option will be subject to the terms and conditions of the Shareholders' Agreement as modified hereby. Prior to participation in the Plan, if the Committee requires, the Employee will execute a Release and Waiver to Rights to payments and benefits under certain plans of Herbalife International, Inc.

     13. Lock-Up Agreements. The Employee agrees that notwithstanding anything to the contrary contained in this Agreement, in the event of an Initial Public Offering or any other offering of securities of the Company, except to the extent that: (a) the Employee sells his or her Shares obtained upon the exercise of the Option to the underwriters of the Company's securities in connection with such offering or (b) the underwriters do not request the following restrictions, such Employee shall not (i) offer,

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hedge, pledge, sell or contract to sell any such Shares, (ii) sell any option or contract to purchase any Shares, (iii) purchase any option or contract to sell any Shares, (iv) grant any option, right or warrant for the sale of any Shares, or (v) lend or otherwise dispose of or transfer any Shares during the longer of
(A) any black-out period requested by the underwriters conducting any such offering of securities on behalf of the Company and (B)during the seven days prior to and during the 180 day period beginning on the effective date of such initial public offering or other offering of securities; provided, however, that such Employee shall, in any event, be entitled to sell his or her Shares commencing on the expiration of the black-out period described in the aforementioned clause (A) or (B).

     14. Delivery of Certificates. The Employee will have no interest in the Shares unless and until certificates for the Shares are issued following exercise of the Option.

                                    *********

                         [Signatures on Following Page]




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                                OPTION AGREEMENT

                           Counterpart Signature Page
                           --------------------------

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, by its officer thereunto duly authorized, and the Employee has executed this Agreement, all as of the day and year first above written.

WH HOLDINGS                                    EMPLOYEE
(CAYMAN ISLANDS) LTD.

By:
   ---------------------------                 ---------------------------------
     Title:

                                               Address:
------------------------------
(print name)







                                               Facsimile Number:


                                               ---------------------------------


                                               Social Security Number

                                               Email Address:


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                                    EXHIBIT A

TO:  WH HOLDINGS (CAYMAN ISLANDS) LTD.

     The undersigned hereby irrevocably exercises the right to purchase ______________ of the shares of Common Shares, par value $0.001 per share ("Common Shares") of WH Holdings (Cayman Islands) Ltd., a Cayman Islands company (the "Company"), evidenced by the attached Option, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Option.

     1. The undersigned hereby represents and warrants to and agrees with the Company as follows:

     (a) The undersigned understands and acknowledges that an investment in the Common Shares issuable upon exercise of this Option involves a high degree of risk and that there are limitations on the liquidity of the Common Shares issuable upon exercise of this Option. The undersigned is able to bear the economic risk of an investment in the Common Shares issuable upon exercise of this Option. The undersigned has adequate means of providing for the undersigned's current needs and contingencies; is able to afford to hold the Common Shares issuable upon exercise of this Option for an indefinite period; and has such knowledge and experience in financial and business matters such that the undersigned is capable of evaluating the merits and risks of the investment in the Common Shares issuable upon exercise of this Option;

     (b) The undersigned is acquiring the Common Shares issuable upon exercise of this Option for its own account for investment and not as a nominee and not with a present view to the distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act"). The undersigned understands that the undersigned must bear the economic risk of this investment indefinitely unless such shares are registered pursuant to the 1933 Act and any applicable state securities laws, or an exemption from such registration is available. The undersigned has no plan or intention to sell the Common Shares issuable upon exercise of this Option at any predetermined time, and has made no predetermined arrangements to sell such shares;

     (c) The undersigned will not make any sale, transfer or other disposition of the shares of Common Shares issuable upon exercise of this Option in violation of (1) the 1933 Act, the Securities Exchange Act of 1934, as amended, any other applicable Federal or state securities laws or the rules and regulations of the Securities and Exchange Commission or of any state securities commissions or similar state authorities promulgated under any of the foregoing, or (2) any applicable securities laws of jurisdictions outside the United States and the rules and regulations thereunder.

     2. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Shares obtained on exercise of the Option, except in accordance with the provisions of the Option, and consents that the following legend may be affixed to the stock certificates for the Common Shares hereby subscribed for, if such legend is applicable:

     "THE SALE, TRANSFER OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS' AGREEMENT, DATED AS OF JULY 31, 2002 AMONG WH HOLDINGS (CAYMAN ISLANDS) LTD. AND CERTAIN HOLDERS OF ITS OUTSTANDING SHARE CAPITAL, AS SUCH AGREEMENT MAY BE AMENDED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF WH HOLDINGS (CAYMAN ISLANDS) LTD.

     IN ADDITION, THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY PROVINCIAL OR STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE PROVINCIAL OR STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT OR APPLICABLE PROVINCIAL OR STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER."

     3. The undersigned requests that stock certificates for such shares be issued, and a new option agreement representing any unexercised portion hereof be issued in the name of the registered holder and delivered to the undersigned at the address set forth below:

     [Signature on the Following Page]


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Dated:

------------------------------
Signature of Registered Holder

------------------------------
Name of Registered Holder (Print)



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